SCHEDULE 14A INFORMATION

                    Proxy Statement Pursuant to Section 14(a) of the
                           Securities Exchange Act of 1934
                                 (Amendment No.        )

Filed by the Registrant  [X]
Filed by a Party other than the Registrant  [   ]

Check the appropriate box:

[  ]   Preliminary Proxy Statement
[  ]   Confidential, for Use of the Commission Only
        (as permitted by Rule 14a-6(e) (2))
[X]    Definitive Proxy Statement
[  ]   Definitive Additional Materials
[  ]   Soliciting Material Pursuant to Section 240.14a-11(c) or Rule 14a-12

                             PETER KIEWIT SONS', INC.
                  (Name of Registrant as Specified in its Charter)

     (Name of Person(s) Filing Proxy Statement, if other than the Registrant)

Payment of Filing Fee (Check the appropriate box):

[X]   No fee required
[  ]  Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

1)   Title of each class of securities to which transaction applies:

------------------------------------------------------------------------------

2)   Aggregate number of securities to which transaction applies:

------------------------------------------------------------------------------

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11*:

------------------------------------------------------------------------------

4)   Proposed maximum aggregate value of transaction: ------------------------

5)   Total fee paid: ---------------------------------------------------------

[  ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

1)  Amount previously paid: --------------------------------------------------

2)  Form, Schedule or Registration Statement No.: ----------------------------

3)  Filing party: ------------------------------------------------------------

4)  Date filed: --------------------------------------------------------------
-------------------------------
*Set forth the amount on which the filing fee is calculated and state how it was determined.






                       [Peter Kiewit Sons', Inc. Letterhead]



                                 April 26, 2003



Dear PKS Stockholder:

     You are cordially invited to attend the Annual Meeting of Stockholders of Peter Kiewit Sons', Inc. (the "Company") to be held at 10:00 a.m. on Saturday, June 28, 2003, at Kiewit Plaza, Omaha, Nebraska 68131.

     Information concerning the matters to be considered and voted upon at the Annual Meeting is set forth in the attached Notice of Annual Meeting and Proxy Statement. The Company's 2002 Annual Report on Form 10-K is also enclosed for your review and information.

     It is important that your shares be represented at the Annual Meeting, regardless of the number of shares that you hold. Therefore, whether or not you plan to attend the Annual Meeting, please sign, date and return your Proxy in the enclosed envelope as soon as possible. The execution and delivery of a Proxy will not prevent you from voting your shares in person if you subsequently choose to attend the Annual Meeting.

                                    Sincerely,


                                    /s/ Kenneth E. Stinson
                                    Kenneth E. Stinson
                                    Chairman of the Board







                            PETER KIEWIT SONS', INC.
                                  Kiewit Plaza
                            Omaha, Nebraska 68131

                    NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held Saturday, June 28, 2003

To the Stockholders of Peter Kiewit Sons', Inc.:

     The Annual Meeting of Stockholders ("Annual Meeting") of Peter Kiewit Sons', Inc., a Delaware corporation (the "Company"), will be held at Kiewit Plaza, Omaha, Nebraska 68131 at 10:00 a.m. on Saturday, June 28, 2003 for the following purposes:

     1. To approve an amendment to the Corporation's Restated Certificate of Incorporation to permit qualified financial institutions to which the Corporation's $0.01 par value common stock ("Common Stock") has been pledged to own such Common Stock upon foreclosure of such Common Stock (the "Certificate Amendment");

     2. To elect eleven (11) directors to hold office as specified in the attached Proxy Statement; and

     3. To transact such other business as may properly come before the Annual Meeting or any adjournments or postponements thereof.

      The Board of Directors has fixed the close of business on April 25, 2003 (the "Record Date") as the record date for the determination of the holders of Common Stock entitled to notice of, and to vote at, the Annual Meeting. Accordingly, only holders of record of Common Stock at the close of business on the Record Date will be entitled to notice of and to vote at the Annual Meeting and any adjournment or postponement thereof. No business other than the Certificate Amendment and the election of directors is expected to be considered at the Annual Meeting or at any adjournment or postponement thereof. This Notice, the Proxy Statement and the accompanying form of Proxy are first being mailed to Stockholders on or about April 28, 2003.

     The matters to be considered at the Annual Meeting are more fully described in the accompanying Proxy Statement.

     ALL STOCKHOLDERS ARE CORDIALLY INVITED TO ATTEND THE ANNUAL MEETING. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, HOWEVER, YOU ARE URGED TO COMPLETE, DATE, SIGN AND RETURN THE ENCLOSED PROXY AS PROMPTLY AS POSSIBLE. A POSTAGE PREPAID ENVELOPE IS ENCLOSED FOR THAT PURPOSE. ANY STOCKHOLDER ATTENDING THE ANNUAL MEETING MAY VOTE IN PERSON EVEN IF THAT STOCKHOLDER HAS RETURNED A PROXY.

By Order of the Board of Directors



/s/ Kenneth E. Stinson
Kenneth E. Stinson
Chairman of the Board

April 26, 2003







                              PETER KIEWIT SONS', INC.
                                    Kiewit Plaza
                              Omaha, Nebraska 68131

                                  PROXY STATEMENT
                      FOR THE ANNUAL MEETING OF STOCKHOLDERS
                        To Be Held Saturday, June 28, 2003

                      THE MEETING; VOTING AND SOLICITATION

Date, Time and Place of the Annual Meeting

     The annual meeting ("Annual Meeting") of the holders (the "Stockholders") of the $0.01 par value common stock ("Common Stock") of Peter Kiewit Sons', Inc., a Delaware corporation (the "Company"), will be held on Saturday, June 28, 2003, at 10:00 a.m. local time, at Kiewit Plaza, Omaha, Nebraska 68131.

Purpose of the Annual Meeting

     This Proxy Statement ("Proxy Statement") is being furnished to Stockholders in connection with the solicitation of proxies on behalf of the Board of Directors of the Company (the "Board") to be voted at the Annual Meeting, or any adjournment or postponement thereof, for the purpose of considering the following matters: (a) the approval of an amendment to the Corporation's Restated Certificate of Incorporation ("Certificate") to permit qualified financial institutions to which the Corporation's Common Stock has been pledged to own such Common Stock upon foreclosure of such Common Stock (the "Certificate Amendment"); (b) to elect eleven (11) directors to hold office as specified herein; and (c) to transact such other business as may properly come before the Annual Meeting.

Date of Provision of Proxy Statement

     This Proxy Statement, the Notice of Annual Meeting and the accompanying Proxy are first being mailed to Stockholders on or about April 28, 2003.

Annual Meeting Record Date

     As of April 25, 2003, the record date for the determination of persons entitled to vote at the Annual Meeting (the "Record Date"), there were 28,710,623 shares of Common Stock outstanding. Each share of Common Stock is entitled to one vote on each matter to be voted upon by the Stockholders at the Annual Meeting.

Appraisal Rights

     Stockholders will not be entitled to appraisal rights as a result of the matters proposed to be considered at the Annual Meeting.

Voting

     The Certificate provides the Stockholders with the option of cumulative voting in any election of directors. A proxy form which provides for cumulative voting will be provided promptly to any Stockholder upon request, by writing the Stock Registrar at Kiewit Plaza, Omaha, Nebraska 68131, or by calling him at (402) 342-2052. Under the cumulative voting method, the number of a Stockholder's shares of Common Stock is first multiplied by the number of directors to be elected. The resulting number of votes may then be voted for a single nominee or distributed among some or all of the nominees. After the voting is closed, the nominees are ranked in order by the number of votes received. The highest ranking nominees are then elected until the number of open directorships is filled.

     The approval of a plurality of the shares of Common Stock present in person or by proxy at the Annual Meeting and entitled to vote is required to elect the nominees as directors, unless cumulative voting is required. The approval of the Certificate Amendment requires the affirmative vote of the holders of at least 80% of the issued and outstanding shares of Common Stock.

     Stockholders can vote on matters presented at the Annual Meeting by either voting in person or by signing, dating and returning the enclosed Proxy. In the election of directors, the enclosed Proxy may be marked for the election of all, some or none of the nominees for director. With respect to the Certificate Amendment, the enclosed Proxy may be marked for or against such proposal, or the Stockholder may abstain from voting on such proposal.

     As of the Record Date, there were 28,710,623 shares of Common Stock outstanding and entitled to vote at the Annual Meeting. The presence, in person or by proxy, of the holders of a majority of the issued and outstanding shares of Common Stock entitled to vote as of the Record Date is required to constitute a quorum at the Annual Meeting. Under applicable Delaware law, abstentions and "non-votes" (that is, proxies from brokers or nominees indicating that such persons have not received instructions from the beneficial owner or other persons entitled to vote shares as to a matter with respect to which the brokers or nominees do not have discretionary power to vote) will be treated as present for purposes of determining the presence of a quorum at the Annual Meeting. Abstentions and "non-votes" will have the effect of votes against the Certificate Amendment. If a quorum should not be present, the Annual Meeting may be adjourned from time to time until the necessary quorum is obtained.

Proxies

     All shares of Common Stock represented by properly executed proxies, which are returned and not revoked, will be voted in accordance with the instructions, if any, given therein. If no instructions are provided in a proxy, it will be voted FOR approval of the Certificate Amendment, FOR the Board's nominees for director, and in accordance with the proxy-holders' best judgment as to any other business raised at the Annual Meeting.

     Any Stockholder who delivers a proxy may revoke it at any time before it is voted by delivering to the Secretary of the Company a written statement revoking the proxy, by executing and delivering a later dated proxy or by voting in person at the Annual Meeting.

Solicitation Costs

     The Company will bear its own cost of solicitation of proxies. In addition to the use of the mails, proxies may be solicited by certain directors, officers and other employees of the Company, not specially employed for the purpose, by personal interview, telephone, telegram or e-mail. Such directors, officers and employees will not receive additional compensation for such solicitation but may be reimbursed for out-of-pocket expenses incurred in connection therewith.

                               DIRECTOR NOMINEES

     The Board has determined that eleven (11) directors are to be elected to the Board at the Annual Meeting. All the nominees are current directors of the Company. Each nominee has agreed to serve as a director, if elected. James Q. Crowe, who currently serves as a director, will not stand for re-election. Directors will be elected to serve until the next annual election and until their successors are duly elected and qualified. If any nominee shall, prior to the Annual Meeting, become unavailable for election as a director, the persons named in the Proxy will vote for that nominee, if any, in their discretion as may be recommended by the Board, or the Board may reduce the number of directors to eliminate the vacancy. Information as to each nominee for director is set forth below.

       Name                    Business Experience                        Age
       ----                    -------------------                        ---

Mogens C. Bay        Mr. Bay has been a director of the Company            54
                     since March 1999. Mr. Bay has been Chairman of Valmont Industries, Inc. since January 1997 and President and Chief Executive Officer of
                     Valmont Industries, Inc. since August 1993.
                     Mr. Bay is currently also a director of Valmont
                     Industries, Inc., ConAgra Foods, Inc. and Level 3
                     Communications, Inc. Mr. Bay is a member of the Compensation Committee, the Audit Committee, and is the Chairman of the Executive Compensation
                     Subcommittee of the Compensation Committee of the Company.



                                       2



Richard W. Colf      Mr. Colf has been a director of the Company           59
                     since August 1997. Mr. Colf has been an Executive
                     Vice President of the Company since July 1998. Mr.
                     Colf has been an Executive Vice President of Kiewit Pacific Co., a subsidiary of the Company, since September 1998 and was a Senior Vice President of Kiewit Pacific Co. from October 1995 to
                     September 1998. Mr. Colf is a member of the Executive Committee of the Company.

Richard Geary        Mr. Geary has been a director of the Company          68
                     since August 1997. Mr. Geary was an Executive
                     Vice President of the Company from August 1997 to
                     July 1998. Mr. Geary was an Executive Vice President of Kiewit Construction Group Inc., a subsidiary of the Company, and President of Kiewit Pacific Co., for more than five years prior to August 1997. Mr.
                     Geary is currently also a director of Standard
                     Insurance Company, Stancorp Financial Group,
                     Today's Bank, Friends of the Children-Portland and is a trustee of the Oregon Health Science
                     University Foundation.

Bruce E. Grewcock    Mr. Grewcock has been a director of the Company       49
                     since August 1997. Mr. Grewcock has been President and Chief Operating Officer of the Company since
                     December 2000 and was an Executive Vice President of the Company from August 1997 to December 2000.
                     Mr. Grewcock is a member of the Executive Committee of the Company.

William L. Grewcock  Mr. Grewcock has been a director of the Company       77
                     since August 1997. Mr. Grewcock was Vice Chairman of Level 3 Communications, Inc. for more than five years prior to April 1998. Mr. Grewcock is a member of the Compensation Committee of the Company.

Allan K. Kirkwood    Mr. Kirkwood has been a director of the Company       59
                     since August 1997. Mr. Kirkwood has been an Executive Vice President of the Company since
                     July 1998. Mr. Kirkwood has been an Executive Vice
                     President of Kiewit Pacific Co. since September
                     1998 and was a Senior Vice President of Kiewit
                     Pacific Co. from October 1995 to September 1998.
                     Mr. Kirkwood is a member of the Executive Committee of the Company.

Michael R. McCarthy  Mr. McCarthy has been a director of the Company       51
                     since June 2001.  Mr. McCarthy has been Chairman
                     of McCarthy Group, Inc. for more than the last
                     five years.  Mr. McCarthy is currently also a
                     director of McCarthy Group, Inc., McCarthy &
                     Co., HDR, Inc., Election Systems & Software,
                     Inc., Streck Laboratories, Inc., Acceptance
                     Insurance Companies, Inc., Cabela's Incorporated
                     and World's Foremost Bank.   Mr. McCarthy is a
                     member of the Compensation Committee, the Executive Compensation Subcommittee of the
                     Compensation Committee and is the Chairman of the Audit Committee of the Company.

Douglas E. Patterson Mr. Patterson has been a director of the Company      52
                     since June 2001.  Mr. Patterson has been Executive
                     Vice President of the Company since November 2001.
                     Mr. Patterson was President of Gilbert Central Corp., Gilbert Industrial Corporation, and Kiewit
                     Engineering Co., all subsidiaries of the Company, from June 1999 to June 2001. Mr. Patterson was
                     Senior Vice President of Kiewit Construction Company, a subsidiary of the Company, from July 1996 to June 1999. Mr. Patterson is a member of the Executive Committee of the Company.



                                        3



Walter Scott, Jr.    Mr. Scott has been a director and Chairman            71
                     Emeritus of the Company since August 1997. Mr.
                     Scott has been the Chairman of the Board of Level 3
                     Communications, Inc. for more than the last five years. Mr. Scott was the Chief Executive Officer of
                     Level 3 Communications, Inc. for more than five years prior to August 1997. Mr. Scott is currently also a director of Berkshire Hathaway Inc., Burlington Resources Inc., MidAmerican Energy
                     Holdings Company, Commonwealth Telephone Enterprises,
                     Inc., RCN Corporation, Valmont Industries, Inc. and
                     Level 3 Communications, Inc. Mr. Scott is the
                     Chairman of the Compensation Committee of the Company.

Kenneth E. Stinson   Mr. Stinson has been a director and Chairman       60
                     of the Company since August 1997. Mr. Stinson has been Chief Executive Officer of the Company since
                     March 1998 and was President of the Company from August 1997 until December 2000. Mr. Stinson is currently also a director of ConAgra Foods, Inc.
                     and Valmont Industries, Inc. Mr. Stinson is the Chairman of the Executive Committee of the Company.

George B. Toll, Jr.  Mr. Toll has been a director of the Company since     66
                     August 1997. Mr. Toll was an Executive Vice President of the Company from August 1997 to June 1999. Mr.
                     Toll was an Executive Vice President of Kiewit
                     Construction Group Inc. from April 1994 to June
                     1998.




           The Board recommends a vote FOR the nominees identified above.



                                       4








                     INFORMATION ABOUT THE BOARD OF DIRECTORS

Board of Directors

     In 2002, the Board had five formal meetings and acted by written consent in lieu of a meeting on six occasions. In 2002, no director attended less than 75% of the aggregate of the total number of meetings of the Board and the committees of which he was a member.

Committees of the Board of Directors

     The Board has an Audit Committee, a Compensation Committee and an Executive Committee.

     The Audit Committee assists the Board in fulfilling its oversight responsibilities with respect to: (i) the annual financial information to be provided to Stockholders and the United States Securities and Exchange Commission ("SEC"); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. The current Audit Committee members are Messrs. Bay and McCarthy (Chairman). Both Messrs. Bay and McCarthy are considered to be "independent" as defined in Rule 4200(a)(15) of the National Association of Securities Dealers' listing standards. The Audit Committee had ten formal meetings in 2002 and acted by written consent in lieu of a meeting on one occasion.

     The Compensation Committee determines the compensation, securities ownership, and benefits of the Company's executive officers. The current Compensation Committee members are Messrs. Scott (Chairman), Bay, Crowe, William Grewcock and McCarthy. In 2002, the Compensation Committee had one formal meeting.

     The Compensation Committee has an Executive Compensation Subcommittee. The Executive Compensation Subcommittee reviews and approves or disapproves all compensation of whatever nature to be paid to the Chief Executive Officer of the Company and the Company's next four highest paid executive officers (the "Named Executive Officers"); establishes and administers performance goals pursuant to the Company's executive bonus plans, if any, adopted pursuant to Section 162(m) of the Internal Revenue Code of 1986, as amended (the "Code"); and approves or disapproves, on behalf of the Board, the creation of any new bonus plans for the executive officers of the Company pursuant to Section 162(m) of the Code. The current Executive Compensation Subcommittee members are Messrs. Bay (Chairman) and McCarthy. In 2002, the Executive Compensation Subcommittee had two formal meetings.

     The Executive Committee exercises, to the maximum extent permitted by law, all powers of the Board between Board meetings, except those functions assigned to specific committees. The current Executive Committee members are Messrs. Stinson (Chairman), Colf, Bruce Grewcock, Kirkwood and Patterson. In 2002, the Executive Committee had ten formal meetings and acted by written consent in lieu of a meeting on three occasions.

     The Company does not have a nominating committee. The Certificate provides that the incumbent directors may nominate a slate of directors for election at the annual meeting of stockholders. On April 25, 2003, the incumbent directors nominated the slate listed on pages 2-4 of this Proxy Statement.

Compensation of Directors

     Directors who are employees of the Company or its subsidiaries do not receive directors' fees. Non-employee directors are paid annual directors' fees of $30,000, plus $1,500 for attending each meeting of the Board, $1,200 for attending each meeting of a committee of the Board and $1,500 for attending the Company's annual operations meeting.

Audit Committee Report

     In accordance with its written charter adopted by the Board on March 12, 2001 and amended June 5, 2002, which charter including said amendment is attached to this Proxy Statement as Appendix I, the Audit Committee of the Board assists the Board in fulfilling its responsibility for oversight of the quality and integrity of the accounting,



                                         5



auditing, and financial reporting practices of the Company. During 2002, the Chairman of the Audit Committee discussed the interim financial information contained in the Company's Quarterly Reports on Form 10-Q for the quarters ended March 31, June 30 and September 30 with the independent auditors prior to filing such Quarterly Reports with the SEC.

     In discharging its oversight responsibility as to the audit process, the Audit Committee obtained from the independent auditors a formal written statement describing all relationships between the auditors and the Company that might bear on the auditors' independence consistent with Independence Standards Board Standard No. 1, "Independence Discussions with Audit Committees," discussed with the auditors any relationships that may impact their objectivity and independence and satisfied itself as to the auditors' independence. The Audit Committee also considered whether the auditors' provision of non-audit services, including financial information systems design and implementation services, to the Company and its affiliates is compatible with the auditors' independence. The Audit Committee also discussed with management, the internal auditors and the independent auditors the quality and the adequacy of the Company's internal controls and the internal audit function's organization, responsibilities, budget, and staffing. The Audit Committee reviewed with both the independent and the internal auditors their audit plans, audit scope, and identification of audit risks.

     The Audit Committee discussed and reviewed with the independent auditors all communications required by generally accepted auditing standards, including those described in Statement on Auditing Standards No. 61, as amended, "Communication with Audit Committees" and, with and without management present, discussed and reviewed the results of the independent auditors' examination of the financial statements. The Audit Committee also discussed the results of the internal audit examinations.

     The Audit Committee reviewed the audited financial statements of the Company, as of and for the fiscal year ended December 28, 2002, with management and the independent auditors. Management has the responsibility for the preparation of the Company's financial statements and the independent auditors have the responsibility for the examination of those statements.

     Based upon the above-mentioned review and discussions with management and the independent auditors, the Audit Committee recommended to the Board that the Company's audited financial statements be included in its Annual Report on Form 10-K for the fiscal year ended December 28, 2002, for filing with the SEC. The Audit Committee also recommended the appointment of KPMG LLP as the Company's independent auditors for the fiscal year ended December 27, 2003 and the Board concurred in such recommendation.

     The foregoing report has been furnished by the Audit Committee, Messrs. Bay and McCarthy.

Independent Accountants

     On October 10, 2001, the Company dismissed PricewaterhouseCoopers LLP as its principal independent accountant for the fiscal year ended December 29, 2001 and engaged KPMG LLP, certified public accountants.

     The reports of PricewaterhouseCoopers LLP for the fiscal year ended December 30, 2000 did not contain any adverse opinion or disclaimer of opinion that were not qualified or modified as to uncertainty, audit scope or accounting principles. In addition, during the fiscal year ended December 30, 2000 and the interim period from December 31, 2000 through October 10, 2001, there were no disagreements between the Company and PricewaterhouseCoopers LLP on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of PricewaterhouseCoopers LLP, would have caused it to make reference to the subject matter of the disagreements in connection with its reports on such financial statements of the Company for such years. No event as described in paragraph (a) (1) (v) of Item 304 of Regulation S-K has occurred within the Company's fiscal year ended December 30, 2000 or the period from December 31, 2000 through October 10, 2001.

     The decision to change principal independent accountants was approved by the Company's Audit Committee and Board of Directors.



                                        6



     KPMG LLP has been selected as the Company's independent auditors for the fiscal year ended December 27, 2003. Representatives of KPMG LLP are expected to be present at the Annual Meeting and will have the opportunity to make a statement if they desire to do so and to respond to appropriate questions.

     Audit Fees. Fees for the fiscal year ended December 28, 2002 audit and the review of Forms 10-Q were $694,870. $449,120 of the $694,870 fee to KPMG LLP had been billed through December 28, 2002. In addition, $217,611 in fees relating to the 2001 audit were billed and paid in 2002.

     Financial Information Systems Design and Implementation Fees. KPMG LLP did not render any services related to information systems design and implementation for the fiscal year ended December 28, 2002.

     All Other Fees. Fees for the fiscal year ended December 28, 2002 for all other services rendered by KPMG LLP were $812,447. The Audit Committee has considered whether the provision of such services is compatible with maintaining KPMG LLP's independence.

                             EXECUTIVE COMPENSATION

Summary Compensation Table

     The table below shows the annual compensation of the Named Executive Officers for the periods specified. The Company does not currently have plans under which options, stock appreciation rights, restricted stock awards, long-term incentive compensation, profit sharing, or pension benefits are held by the Named Executive Officers.

                                           Annual Compensation
                             -------------------------------------------------

                                                               Other Annual
Name and                   Year   Salary($)   Bonus($)(1)   Compensation($)(2)
Principal Position
------------------------- ----- ----------- ------------- --------------------

Kenneth E. Stinson
 Chief Executive Officer   2002   768,274     4,000,000         64,487 (3)
                           2001   736,542     3,500,000         81,361 (4)
                           2000   686,556     3,000,000         82,740 (5)

Richard W. Colf
 Executive Vice President  2002   365,000       850,000
                           2001   345,900       700,000
                           2000   318,700       500,000

Allan K. Kirkwood
 Executive Vice President  2002   365,000       650,000
                           2001   345,900       600,000
                           2000   318,700       600,000

Bruce E. Grewcock
 President and Chief
 Operating Officer         2002   415,000       600,000
                           2001   363,000       550,000
                           2000   316,600       500,000

Douglas E. Patterson
 Executive Vice President  2002   272,400       270,000
                           2001   244,000       264,000
                           2000   223,200       115,000
--------------------------


(1) Bonuses reflect payments made in the specified year with respect to performance in the prior year.

(2) Other Annual Compensation means perquisites and other personal benefits received by each of the Named Executive Officers, if, in the aggregate, in excess of the lesser of $50,000 or 10% of their combined salary and bonus. No Named Executive Officer other than Mr. Stinson received any Other Annual Compensation in excess of the reporting threshold.



                                      7



(3) In 2002, taxable income in the amount of $64,487 was imputed to Mr. Stinson with respect to the non-business use of corporate aircraft.

(4) In 2001, taxable income in the amount of $61,681 was imputed to Mr. Stinson with respect to the non-business use of corporate aircraft and taxable income in the amount of $19,680 was imputed with respect to an interest-free loan provided in connection with the Level 3 Transaction described below.

(5) In 2000, taxable income in the amount of $46,070 was imputed to Mr. Stinson with respect to the non-business use of corporate aircraft and taxable income in the amount of $36,670 was imputed with respect to an interest-free loan provided in connection with the Level 3 Transaction described below.

Certain Relationships and Related Transactions

     James Q. Crowe, a director of the Company, is the Chief Executive Officer and a director of Level 3 Communications, Inc. Walter Scott, Jr., a director of the Company, is the Chairman of the Board of Level 3
Communications, Inc. and holder of in excess of 5% of the issued and outstanding shares of common stock of Level 3 Communications, Inc.
Mogens C. Bay a director of the Company, is a director of Level 3
Communications, Inc.

     Level 3 Communications, Inc. and Kiewit Engineering Co., a subsidiary of the Company, are parties to various aircraft operating agreements pursuant to which Kiewit Engineering Co. provides Level 3 Communications, Inc. with aircraft maintenance, operations and related services. During 2002, Level 3 Communications, Inc. reimbursed Kiewit Engineering Co. approximately $270,000 in expenses incurred in connection with the operation of Level 3 Communications, Inc.'s aircraft. Level 3 Communications, Inc. also paid Kiewit Engineering Co. a management fee of $6,000.

     Level 3 Communications, Inc. and Kiewit Mining Group Inc., a subsidiary of the Company, are parties to an amended mine management agreement pursuant to which Kiewit Mining Group Inc. provides mine management and related services for Level 3 Communications, Inc.'s coal mining properties. During 2002, Level 3 Communications, Inc. paid Kiewit Mining Group Inc. approximately $6 million in connection with services provided pursuant to such agreement.

     Level 3 Communications, Inc. and Kiewit Construction Company, a subsidiary of the Company, are parties to a contract for the construction of Level 3 Communications, Inc.'s North American Intercity Network. In 2002, Level 3 Communications, Inc. paid Kiewit Construction Company approximately $79 million under this contract. In addition, Level 3 Communications, Inc. retained Kiewit Construction Company as the general contractor for the construction of its campus headquarters facility that was built in Broomfield, Colorado. In 2002, Level 3 Communications, Inc. paid Kiewit Construction Company approximately $1 million in connection with such activities.

     On March 31, 1998, the Company was spun-off from its former parent, Level 3 Communications, Inc. (the "Level 3 Transaction"). In connection with the Level 3 Transaction, the Company and Level 3 Communications, Inc. entered into various agreements intended to implement the Level 3 Transaction, including a separation agreement and a tax sharing agreement, pursuant to which the parties allocated certain liabilities associated with their respective businesses and the costs and other liabilities related to the Level 3 Transaction.

     Elk Mountain Ventures, Inc., a corporation controlled by Mr. Scott, a director of the Company, and Kiewit Engineering Co. are parties to various aircraft operating agreements pursuant to which Kiewit Engineering Co. provides Elk Mountain Ventures, Inc. with aircraft maintenance, operations and related services. During 2002, Elk Mountain Ventures, Inc. reimbursed Kiewit Engineering Co. approximately $991,000 in expenses incurred in connection with the operation of Elk Mountain Ventures Inc.'s aircraft. Elk Mountain Ventures, Inc. also paid Kiewit Engineering Co. a management fee of $46,000. Kiewit Construction Company provided various construction related services to Mr. Scott during 2002. Mr. Scott paid Kiewit Construction Company approximately $9.4 million in connection with those services. During 2002, Mr. Scott purchased 1,514,840 Warrants to purchase shares of



                                         8



Common Stock of Level 3 Communications, Inc. from Kiewit Construction Company for $5,000,000. Kiewit Construction Company's acquisition cost of such Warrants was $5,000,000.

     MidAmerican Energy Holdings Company and Kiewit Engineering Co. are parties to various aircraft operating agreements pursuant to which Kiewit Engineering Co. provides MidAmerican Energy Holdings Company with aircraft maintenance, operations and related services. During 2002, MidAmerican Energy Holdings Company reimbursed Kiewit Engineering Co. approximately $1.5 million in expenses incurred in connection with the operation of MidAmerican Energy Holdings Company's aircraft. MidAmerican Energy Holdings Company also paid Kiewit Engineering Co. a management fee of $40,000. Mr. Scott, a director of the Company, is a member of the Board of Directors of MidAmerican Energy Holdings Company and holder of in excess of 10% of the issued and outstanding shares of common stock of MidAmerican Energy Holdings Company.

     During 2002, several subsidiaries of the Company purchased construction materials manufactured by Valmont Industries, Inc. Mogens C. Bay, a director of the Company, is the Chairman, President and Chief Executive Officer of Valmont Industries, Inc. The aggregate purchase price for such materials was approximately $83,000.

     Bruce E. Grewcock, the President and Chief Operating Officer and a director of the Company, is the son of William L. Grewcock, a director of the Company. During 2002, Mr. William L. Grewcock purchased 1,514,840 Warrants to purchase shares of Common Stock of Level 3 Communications, Inc. from Kiewit Construction Company for $5,000,000. Kiewit Construction Company's acquisition cost of such Warrants was $5,000,000.

     The Company believes that the fees paid in each of the transactions described above approximate the fair market value for the services rendered. None of these transactions were on terms less favorable to the Company than if they were conducted with an unaffiliated party.

Litigation

     On November 19, 2002, a suit was filed in the District Court, City and County of Broomfield, Colorado for an unspecified amount of damages by Gary Haegle, derivatively on behalf of Level 3 Communications, Inc., against Walter Scott, Jr., James Q. Crowe, R. Douglas Bradbury, Charles C. Miller, III, Kevin
V. O'Hara, Mogens C. Bay, William L. Grewcock, Richard Jaros, Robert E. Julian, David C. McCourt, Kenneth E. Stinson, Michael B. Yanney, Colin V. K. Williams (collectively, the "Level 3 Directors") and the Company. The suit alleges that the Level 3 Directors breached their fiduciary duty with respect to various transactions between Level 3 Communications, Inc. and the Company, and that the Company aided and abetted the Level 3 Directors in their alleged breach of fiduciary duty. The suit also alleges that the Company exercised improper control over certain of the Level 3 Directors. The Company believes that the factual allegations and legal claims made against it are without merit and intends to vigorously defend them.

Compensation Committee Interlocks and Insider Participation

     The Compensation Committee consists of Messrs. Bay, Crowe, William Grewcock, McCarthy and Scott. Messrs. Scott, William Grewcock and Crowe were formerly officers of the Company or its subsidiaries.

     A corporation controlled by Mr. Scott paid Kiewit Engineering Co., for certain aircraft related expenses in 2002. MidAmerican Energy Holdings Company, a company which Mr. Scott is a director and 10% or greater shareholder of, paid Kiewit Engineering Co. for certain aircraft related expenses in 2002. Mr. Scott also paid a subsidiary of the Company for various construction related services and purchased certain assets from a subsidiary of the Company. In 2002, Level 3 Communications, Inc. paid several subsidiaries of the Company for the construction of its North American Intercity Network and campus headquarters facilities and for certain mine management and aircraft related services. An action has been filed on behalf of Level 3 Communications, Inc. against the Company. See "Certain Relationships and Related Transactions".

     During 2002, several subsidiaries of the Company purchased construction materials from Valmont Industries, Inc. See "Certain Relationships and Related Transactions".



                                      9



     Mr. William L. Grewcock purchased certain assets from a subsidiary of the Company. See "Certain Relationships and Related Transactions".

     Mr. Stinson, the Chief Executive Officer and Chairman of the Board of the Company, is a director of Valmont Industries, Inc. Mr. Bay, a director of the Company, is the Chairman, President and Chief Executive Officer of Valmont Industries, Inc. Mr. Crowe and Mr. Scott, directors of the Company, are the Chief Executive Officer, and the Chairman of the Board and holder of in excess of 5% of the issued and outstanding shares of common stock, respectively, of Level 3 Communications, Inc.

Executive Compensation Subcommittee Report

     The Executive Compensation Subcommittee is composed entirely of "outside" directors as defined in Section 162(m) of the Code. This Subcommittee is responsible for reviewing and approving, on an annual basis, all compensation of whatever nature to be paid to the Named Executive Officers.

     The objectives of the Company's executive compensation program are to (a) support the achievement of desired Company performance, (b) provide compensation that will attract and retain superior talent, (c) reward performance, and (d) align the executive officers' interests with the success of the Company by placing a portion of total compensation at risk. The executive compensation program has two elements: salaries and bonuses. The program provides base salaries which are intended to be competitive with salaries provided by other comparable companies. Bonuses are the vehicle by which executive officers can earn additional compensation depending on individual, business unit, and Company performance, subject to the Bonus Plan.

     In 1999 the Board adopted, and the shareholders approved, the Peter Kiewit Sons', Inc. 1999 Bonus Plan (the "Bonus Plan") which remains in effect for 2002. The Executive Compensation Subcommittee has determined that for 2002, the Performance Goals under the Bonus Plan have been met and that maximum bonus amounts have been established. The Executive Compensation Subcommittee uses its discretion to set executive compensation at levels warranted in its judgment by external, internal, or individual's circumstances.

     In recognition of Mr. Stinson's contributions to the Company's performance in 2002, the Executive Compensation Subcommittee has approved a salary increase from $775,000 to $800,000, effective March 31, 2003 and a bonus of $4,250,000, payable in 2003. A number of factors were considered in setting Mr. Stinson's compensation. These factors included meeting the Bonus Plan Performance Goals for 2002, the Company's overall performance, the increase in the Company's stock formula price, as well as Mr. Stinson's personal effort and accomplishments in managing the Company and its businesses. After considering all of the factors, the Executive Compensation Subcommittee felt the approved compensation was well within a reasonable range.

     The foregoing report has been furnished by the Executive Compensation Subcommittee, Messrs. Bay and McCarthy.


Performance Graph

     The Company's Common Stock is not publicly traded. The Company's Certificate contains a formula pursuant to which the Common Stock is valued. The graph below compares the cumulative total return (stock appreciation plus reinvested dividends) of the Common Stock for the five-year period 1998 through 2002, with the Standard and Poors' Composite 500 Index and the Dow Jones Heavy Construction Index - US. Pursuant to the Certificate, for all periods presented in the graph below, the Common Stock was valued at the formula value determined by the Certificate at the end of the Company's fiscal year, reduced by dividends declared during the following year. For purposes of the graph, it has been assumed that dividends were immediately reinvested in additional shares of Common Stock, although such reinvestment was not permitted in actual practice. Although the Company's fiscal year ended on the last Saturday in December, the Common Stock is compared against indexes which assume a fiscal year ending December 31.



                                       10



     On September 30, 2000, the Company distributed all of the shares of common stock of its former subsidiary, Kiewit Materials Company, it then held to Stockholders in a Spin-off (the "Materials Transaction"). In the Materials Transaction, each Stockholder received one share of common stock of Kiewit Materials Company ("Materials Stock") for each share of Common Stock they held on the record date for the Materials Transaction. As a result of the Materials Transaction, the Company and Kiewit Materials Company operated as two separate independent companies. For purposes of the graph, the book value of the Materials Stock on the date of the Materials Transaction ($7.14) was deducted from the formula value of the Common Stock on January 1, 2000 to determine the return on the Common Stock for the period December 31, 1999 through December 31, 2000.

     The graph assumes that the value of the investment was $100 on December 31, 1997, and that all dividends and other distributions were reinvested.

   COMPARISON OF FIVE YEAR CUMULATIVE TOTAL RETURN AMONG THE COMMON STOCK, THE
           S&P 500 INDEX AND THE DOW JONES HEAVY CONSTRUCTION INDEX - US


                               [INSERT GRAPH]


                                      1997   1998   1999   2000   2001   2002

Construction Stock                    100    128    171    229    287    374
S&P 500 Index                         100    129    156    141    125     97
Dow Jones Heavy Construction Index-US 100    120    128    150    158    132



                                       11







                           SECURITY OWNERSHIP OF CERTAIN
                         BENEFICIAL OWNERS AND MANAGEMENT

     The table below shows information about the ownership of Common Stock as of April 25, 2003, by the Company's directors, nominees for director, the Named Executive Officers and each person who beneficially owns more than 5 percent of the Common Stock. The table also shows the ownership of Common Stock by all of the directors and executive officers as a group as of such date.

                                  Number of Shares
              Name               Beneficially Owned        Percent of Shares
---------------------------  -------------------------  ----------------------

Kenneth E. Stinson (1)               2,820,968                    9.8%
Richard W. Colf (2)                  1,725,960                    6.0%
Allan K. Kirkwood                    1,267,664                    4.4%
Bruce E. Grewcock                    1,081,336                    3.8%
Douglas E. Patterson                   618,844                    2.2%
Walter Scott, Jr.                      100,000                      *
George B. Toll, Jr.                     10,000                      *
Richard Geary                           10,000                      *
Mogens C. Bay                            9,500                      *
James Q. Crowe                           9,500                      *
William L Grewcock                       8,192                      *
Michael R. McCarthy                      5,500                      *
Directors and Executive Officers
as a Group (21 Individuals)          8,281,656                     29%

---------------------------
*     Less than 1%.

(1)     Mr. Stinson's address is c/o Kiewit Plaza, Omaha, Nebraska 68131.

(2) Mr. Colf's address is c/o 2200 Columbia House Blvd., Vancouver, Washington 98661.

                               CERTIFICATE AMENDMENT

     The Board has approved, and recommends that the Stockholders approve, the Certificate Amendment to become effective promptly following its approval at the Annual Meeting. The text of the Certificate Amendment, marked to show changes from the current Certificate, is set forth as Appendix II hereto.

Reasons For and Effects of the Certificate Amendment

     The Certificate restricts the ownership of Common Stock to employees of the Corporation and its subsidiaries and, with the prior approval of the Board, by certain authorized transferees of such employees (i.e., fiduciaries for the benefit of members of the immediate families of employees, corporations wholly owned by employees or employees and their spouses and/or children, fiduciaries for the benefit of such corporations, charities, and fiduciaries for charities designated by any such person). The Certificate also sets forth an exception from such transfer restrictions permitting employees to pledge Common Stock for loans in connection with the ownership of such Common Stock. However, such exception does not address the consequences of a foreclosure upon shares of Common Stock pledged to a lender and the Certificate does specifically permit such lender to own shares of Common Stock. As a result, lenders have from time to time requested the Company to enter into various third party agreements which recognize the lenders' rights to foreclose on pledged shares of Common Stock.

     The Certificate Amendment amends Article Sixth (D)(3)(e) of the Certificate to permit qualified financial institutions to which the Common Stock has been pledged to own such Common Stock upon foreclosure of such Common Stock. Qualified financial institutions are any bank, banking association, trust company, savings bank, credit union, savings and loan association or other financial institution which is engaged in the business of banking



                                       12



or making commercial or consumer loans, or any subsidiary or affiliate of any such entity. In the event the Certificate Amendment is approved, such qualified financial institutions will be permitted to own shares of Common Stock upon foreclosure of such Common Stock. Such Common Stock shall remain subject to the transfer restriction and other ownership provisions set forth in the Certificate. In addition, such qualified financial institutions shall be required at any time upon five (5) days' written notice and demand by the Company to sell such Common Stock back to the Company. No Common Stock owned by a qualified financial institution shall be entitled to any voting rights.

Vote Required For Approval of the Certificate Amendment

     Approval of the Certificate Amendment requires the affirmative vote of the holders of at least 80% of the issued and outstanding shares of Common Stock.

       The Board unanimously recommends a vote FOR the Certificate Amendment.




                                       13



                                OTHER INFORMATION

Other Matters

     It is not anticipated that any matters other than those described in this Proxy Statement will be brought before the Annual Meeting. If any other matters are presented, however, it is the intention of the persons named in the Proxy to vote the Proxy in accordance with the discretion of the persons named in the Proxy.

Stockholder Proposals

     Any proposal which a Stockholder intends to present at the 2004 Annual Meeting must be received by the Company on or before March 14, 2004 and by December 29, 2003 to be included in the proxy material of the Company relating to such meeting. In addition, if the Stockholder wishes to nominate one or more persons for election as a director, such Stockholder must comply with additional provisions as set forth in the Company's Amended and Restated By-Laws. Generally, a Stockholder must give timely notice to the Secretary of the Company. To be timely, such notice must be received by the Company at its principal executive offices not less than sixty days prior to the meeting. The Amended and Restated By-Laws specify the information which must accompany such Stockholder notice, including the provision of certain information with respect to the persons nominated for election as directors and any information relating to the Stockholder that would be required to be disclosed in a proxy filing. Details of the provision of the Amended and Restated By-Laws may be obtained by any Stockholder from the Secretary of the Company. Any such proposals should be directed to the Secretary, Peter Kiewit Sons', Inc., Kiewit Plaza, Omaha, Nebraska 68131.

Section 16(a) Beneficial Ownership Compliance

     Section 16(a) of the Securities Exchange Act of 1934 requires the Company's directors, executive officers and persons who own more than 10% of the Common Stock to file reports of ownership and changes in ownership with the SEC. SEC Regulations require the Company to identify anyone who filed a required report late during the most recent fiscal year. The Company undertakes to make such filings for its directors and executive officers and in 2002 filed an executive officer's Form 4 Report relating to his sale of debentures to the Company approximately two months late. This failure was inadvertent and, as soon as the oversight was disclosed, the form was promptly filed.

Annual Report

     The Company is mailing to each Stockholder, along with this Proxy Statement, a copy of its annual report. The Company's annual report is its Form 10-K for the fiscal year ending December 28, 2002, as filed with the SEC, which report is incorporated herein by this reference.

     THE COMPANY WILL FURNISH WITHOUT CHARGE UPON THE WRITTEN REQUEST OF A STOCKHOLDER A COPY OF THE COMPANY'S ANNUAL REPORT ON FORM 10-K, INCLUDING THE FINANCIAL STATEMENTS, SCHEDULES, AND EXHIBITS, FILED WITH THE SEC. WRITTEN REQUESTS SHOULD BE ADDRESSED TO THE STOCK REGISTRAR AT KIEWIT PLAZA, OMAHA, NEBRASKA 68131.

                                                PETER KIEWIT SONS', INC.
                                                April 26, 2003



                                      14



                                    APPENDIX I

                                     AMENDED

                             AUDIT COMMITTEE CHARTER

                                        OF

                              PETER KIEWIT SONS', INC.


                              Adopted June 15, 2002
                              Amended June 5, 2002



                            Peter Kiewit Sons', Inc.

                            Audit Committee Charter


The Audit Committee ("the Committee"), of the Board of Directors ("the Board") of Peter Kiewit Sons', Inc. ("the Company"), will have the oversight responsibility, authority and specific duties as described below.

COMPOSITION (Amended June 5, 2002)

The Committee shall be comprised of two or more directors, none of whom shall be directly involved in the supervision or management of the financial affairs of the Corporation or any of its subsidiaries. The members of the Committee will be listed in the Corporation's proxy statement and annual report.

RESPONSIBILITY

The Committee is a part of the Board. Its primary function is to assist the Board in fulfilling its oversight responsibilities with respect to (i) the annual financial information to be provided to shareholders and the Securities and Exchange Commission (SEC); (ii) the system of internal controls that management has established; and (iii) the internal and external audit process. In addition, the Committee provides an avenue for communication between internal audit, the independent accountants, financial management and the Board. The Committee should have a clear understanding with the independent accountants that they must maintain an open and transparent relationship with the Committee, and that the ultimate accountability of the independent accountants is to the Board and the Committee. The Committee will make regular reports to the Board concerning its activities.

While the Audit Committee has the responsibilities and powers set forth in this Charter, it is not the duty of the Audit Committee to plan or conduct audits or to determine that the Company's financial statements are complete and accurate and are in accordance with generally accepted accounting principles. This is the responsibility of management and the independent auditor. Nor is it the duty of the Audit Committee to conduct investigations, to resolve disagreements, if any, between management and the independent auditor or to assure compliance with laws and regulations and the Company's business conduct guidelines.

AUTHORITY

The Committee is granted the authority to investigate any matter or activity involving financial accounting and financial reporting, as well as the internal controls of the Company. In that regard, the Committee will have the authority to approve the retention of external professionals to render advice and counsel in such matters. All employees will be directed to cooperate with respect thereto as requested by members of the Committee.

SPECIFIC DUTIES

In carrying out its oversight responsibilities, the Committee will:

1. Review and reassess the adequacy of this charter annually and recommend any proposed changes to the Board for approval.

2. Review with the Company's management, internal audit and independent accountants the Company's accounting and financial reporting controls. Obtain annually in writing from the independent accountants their letter as to the adequacy of such controls.

3. Review the scope of internal audit's work plan for the year and receive a summary report of major findings by internal auditors and how management is addressing the conditions reported.

4. Review the scope and general extent of the independent accountants' annual audit. The Committee's review should include an explanation from the independent accountants of the factors considered by the accountants in determining the audit scope, including the major risk factors. The independent accountants should confirm to the Committee that no limitations have been placed on the scope or nature of their audit procedures. The Committee will review annually with management the fee arrangement with the independent accountants.

5. Inquire as to the independence of the independent accountants and obtain from the independent accountants, at least annually, a formal written statement delineating all relationships between the independent accountants and the Company.

6. Have a predetermined arrangement with the independent accountants that they will advise the Committee through its Chair and management of the Company of any matters identified through procedures followed for interim quarterly financial statements, and that such notification is to be made prior to filing Forms 10-Q. Also receive a written confirmation provided by the independent accountants at the end of each of the first three quarters of the



                                       2



       year that they have nothing to report to the Committee, if that is the case, or the written enumeration of required reporting issues.

7. At the completion of the annual audit, review with management, internal audit and the independent accountants the following:

- The annual financial statements and related footnotes and financial information to be included in the Company's annual report on Form 10-K.

-     Significant changes to the audit plan, if any.

- Any serious disputes or difficulties with management encountered during the audit. Inquire about the cooperation received by the independent accountants during their audit, including access to all requested records, data and information.

- Review with the Company's management, internal audit and independent accountants significant accounting and reporting principles, practices and procedures applied by the Company in preparing its financial statements. Discuss with the independent accountants their judgements about the quality, not just the acceptability, of the Company's accounting principles, along with the reasonableness of significant judgements.

     If deemed appropriate after such review and discussion, recommend to the Board that the financial statements be included in the Company's annual report on Form 10-K.

8. After preparation by management and review by internal audit and independent accountants, approve the report required under SEC rules to be included in the Company's annual proxy statement. The charter is to be published as an appendix to the proxy statement every three years.

9. Discuss with the independent accountants the quality of the Company's financial and accounting personnel. Also, elicit the comments of management regarding the responsiveness of the independent accountants to the Company's needs.

10. Meet with management, internal audit and the independent accountants to discuss any relevant significant recommendations that the independent accountants may have, particularly those characterized as 'material' or
      'serious'. Typically, such recommendations will be presented by the independent accountants in the form of a Letter of Comments and Recommendations to the Committee. The Committee should review responses of management to the Letter of Comments and Recommendations from the independent accountants and receive follow-up reports on action taken concerning the aforementioned recommendations.

11. Recommend to the Board the selection, retention or termination of the Company's independent accountants.



                                         3



12. Prepare and present to the Board a report covering its activities twice yearly at regular Board meetings, specified by Board resolution, or more often when considered necessary, to report a material irregularity.

13. Perform any other activities consistent with this Charter, the Company's By-laws and applicable law, as the Committee or the Board deems necessary or appropriate.



                                        4








                                 APPENDIX II

                                 ARTICLE SIXTH

                       POWERS OF THE CORPORATION AND OF THE
                          DIRECTORS AND STOCKHOLDERS

     (D) Stock Ownership and Transfer Restrictions. The following restrictions on the ownership and transfer of the Common Stock of the Corporation are hereby imposed:

          (3)     Transfer Restrictions On Common Stock.

          (e)     Pledges. Notwithstanding anything contained in
subparagraphs (D)(1) and (D)(3) to the contrary, an Employee may pledge Common
=============        ==========
Stock for loans in connection with the ownership of the Corporation's stock. In
                                                                             ==
addition, notwithstanding anything contained in subparagraphs (D)(1) and (D)(3)
===============================================================================
to the contrary, Qualified Financial Institutions to which such Common Stock
=============================================================================
has been pledged shall be permitted to own such Common Stock upon foreclosure
==============================================================================
of such Common Stock in accordance with the terms of any agreement evidencing
==============================================================================
such pledge; provided that said Qualified Financial Institution shall not be
==============================================================================
permitted to transfer, assign, pledge, hypothecate, or otherwise dispose of
==============================================================================
such Common Stock except in a sale to the Corporation in accordance with the
==============================================================================
provisions of subparagraph (D)(3)(a) above; and provided further that said
==============================================================================
Qualified Financial Institution shall sell and deliver such Common Stock to the
===============================================================================
Corporation no later than the date which is five (5) days after the date a
============================================================================
written notice from the Corporation to sell and deliver such Common Stock is
============================================================================
delivered to such Qualified Financial Institution. The purchase price for the
=============================================================================
Common Stock payable to a Qualified Financial Institution shall not be
=============================================================================
reduced by any amount owed to the Corporation or any Subsidiary by the
===========================================================================
Employee who pledged the Common Stock to the Qualified Financial Institution.
==============================================================================
Subject to the provisions of subparagraph (D)(8), payment of the purchase price
===============================================================================
shall be made by the Corporation within sixty (60) days of the date of receipt
===============================================================================
of certificates evidencing such Common Stock, without interest. In the event a
==============================================================================
Qualified Financial Institution fails to deliver stock certificates within the
=============================================================================
specified time period, the Corporation's Secretary shall cancel each
============================================================================
certificate on the books of the Corporation and such shares of Common Stock
============================================================================
shall be deemed no longer outstanding. The Qualified Financial Institution
============================================================================
shall thereafter have no further interest as a stockholder of the Corporation
============================================================================
with respect to such shares of Common Stock except the right to receive the
============================================================================
purchase price therefor. Notwithstanding anything contained in Certificate to
=============================================================================
the contrary, except as may otherwise be provided by statute, no shares of
===========================================================================
Common Stock owned by a Qualified Financial Institution shall have any voting
============================================================================
rights of any kind. For purposes of this subparagraph (D)(3)(e), "Qualified
============================================================================
Financial Institution" shall mean any bank, banking association, trust
===========================================================================
company, savings bank, credit union, savings and loan association or other
===========================================================================
financial institution which is engaged in the business of banking or making
============================================================================
commercial or consumer loans, or any subsidiary or affiliate of any such
===========================================================================
entity.
=======





                           PETER KIEWIT SONS', INC.
                 PROXY SOLICITED BY THE BOARD OF DIRECTORS FOR
               THE ANNUAL MEETING OF STOCKHOLDERS, JUNE 28, 2003
                                    PROXY

The undersigned hereby appoints Douglas A. Obermier and Gregory M. Broz, or either of them or their substitutes, as proxies, each with the power to appoint his substitute, and hereby authorizes them to represent and to vote, as designated below, all the shares of Common Stock of Peter Kiewit Sons', Inc. held of record by the undersigned at the close of business on April 25, 2003, at the Annual Meeting of Stockholders to be held June 28, 2003, or any adjournment or postponement thereof. In their discretion, the proxies are authorized to vote upon such other business as may properly come before the meeting.

This Proxy, when properly executed, will be voted in the manner directed herein by the undersigned stockholder. If no direction is made, this Proxy will be voted FOR proposals 1 and 2. TO ENSURE YOUR REPRESENTATION AT THE ANNUAL MEETING, YOU ARE URGED TO COMPLETE, SIGN AND DATE THIS PROXY AND RETURN IT AS PROMPTLY AS POSSIBLE IN THE ENCLOSED POSTAGE-PREPAID ENVELOPE.

Proposal 1: Approval of the Certificate Amendment

To Approve the Certificate Amendment  ----  FOR  ----  AGAINST  ----  ABSTAIN

Proposal 2: Election of Directors

To elect the eleven (11) nominees specified as follows as Directors:

Mogens C. Bay             William L. Grewcock        Walter Scott, Jr.
Richard W. Colf           Allan K. Kirkwood          Kenneth E. Stinson
Richard Geary             Michael R. McCarthy        George B. Toll, Jr.
Bruce E. Grewcock         Douglas E. Patterson
                 ----  FOR                ----  WITHHOLD
                 all nominees             authority to vote
                 listed (except)          for all nominees
                 as otherwise
                 specified below)



Instruction: To withhold authority to vote for any individual nominee(s), write the name(s) of the nominee(s) on the lines below.


     -------------------------------------------------------
     -------------------------------------------------------




                              Please sign exactly as name appears below.

                              [Name of Shareholder]



-------------------------     -------------------------------------------
Date                          Signature

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY PROMPTLY USING THE ENCLOSED ENVELOPE.